UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                         April 29, 2004 (April 29, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                  Delaware         1-11178      13-3662955
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     (State or Other       (Commission File No.)       (I.R.S. Employer
     Jurisdiction of                                    Identification
     Incorporation)                                      No.)

      237 Park Avenue
      New York, New York                                10017
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              (Address of Principal                   (Zip Code)
             Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.  Results of Operation and Financial Condition.

         On April 29, 2004, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON, INC.


                                         By:   /s/  Robert K. Kretzman
                                            ------------------------------------
                                         Robert K. Kretzman
                                         Executive Vice President,
                                         General Counsel and Chief Legal Officer


Date: April 29, 2004


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

                                  EXHIBIT INDEX

        Exhibit No.                 Description
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        99.1                        Press Release, dated April 29, 2004.



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